UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2007

ST. BERNARD SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15015 Avenue of Science

San Diego, CA 92128

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 676-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2007, St. Bernard Software, Inc., a Delaware corporation (“St. Bernard”), entered into an Employee Separation Agreement with Release of Claims with Robert Crowe, to be effective May 19, 2007 (the “Separation Agreement”), in connection with his termination of employment as St. Bernard’s Vice President, Engineering. Pursuant to the terms of the Separation Agreement, Mr. Crowe is entitled to severance payments totaling $135,000 payable over a nine month period (the “Severance Period”) as salary continuation payments in accordance with St. Bernard’s standard payroll schedule. During the Severance Period, St. Bernard will also pay Mr. Crowe’s health insurance premiums. Pursuant to the Separation Agreement all unvested stock options granted to Mr. Crowe expired as of May 11, 2007, and all vested but unexercised stock options held by him remain exercisable for a period of three months following his termination.

Pursuant to the Separation Agreement, Mr. Crowe provided a release of all claims against St. Bernard and agreed to refrain from certain conduct. If at anytime during the Severance Period Mr. Crowe obtains employment, the severance payments and benefits granted by the Severance Agreement shall terminate.

The full text of the Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On May 15, 2007, St. Bernard issued a press release announcing its unaudited financial results for the three months ended March 31, 2007. The information in this Item 2.02 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Employee Separation Agreement with Release of Claims between St. Bernard and Robert Crowe, dated May 11, 2007.

99.1	Press Release of St. Bernard Software, Inc. dated May 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ST. BERNARD SOFTWARE, INC.

Dated: May 15, 2007	By:	/s/ Alfred F. Riedler
Alfred F. Riedler
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employee Separation Agreement with Release of Claims between St. Bernard and Robert Crowe, dated May 11, 2007.

99.1	Press Release of St. Bernard Software, Inc. dated May 15, 2007.